FORM 8K

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.   20549


                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

                Date of Initial Report: July 23, 1998


                       GLOBAL VENTURE FUNDING, INC.
          (Exact Name of Registrant as Specified in its Charter)


     Colorado                  0-14213               84-0990371
(State or Other Juris  (Commission File Number)  (IRS Employer
diction of Incorporation)                      Identification
                                                     No.)

                         6965 El Camino Real, Suite 105-279
                          Carlsbad, CA 92009
                 (Address of Principal Executive Offices)

Registrant's telephone number, including area code:(760)436-5485

Former name or former address, if changed since last report: N/A

Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountants.

               Not applicable.

Item 5.        Other Events.

               Not applicable.

Item 6.        Resignation of Registrant's Directors.

               On July 1, 1998, Stephen Hopkins was appointed Director to fill the vacant Director's position.

Item 7.        Financial Statements. Pro Forma Financial
               Information and Exhibits.

               Not applicable.

Item 8.        Change in Fiscal Year.

               Not applicable.

                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   U.S. MICROBICS, INC.



Date: July 23, 1998               By:    /s/ Robert C. Brehm
                                      Robert C. Brehm
                                      President